                                                                    EXHIBIT 23.3





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 5, 1999, relating to the financial statements of Collegiate Advantage, Inc.




/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP




Boston, Massachusetts
June 16, 1999